UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

[ ] Definitive Information Statement

MEDCAREERS, INC.

(Name of Registrant as Specified in Its Charter)

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[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)	Proposed maximum aggregate value of transaction:

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(5)	Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MEDCAREERS GROUP, INC.

758 E Bethel School Road

Coppell, Texas 75019

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY

Dear Stockholders:

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on November 24, 2015 of MedCareers Group, Inc., a Nevada corporation (the “Company”), with respect to certain corporate actions of the Company. This Information Statement is first being mailed or furnished to the stockholders of the Company on or about December 18, 2015.

The purpose of this Information Statement is to notify stockholders of the Company that, on November 24, 2015, the Company received a written consent in lieu of a meeting of stockholders from the holder of 234,195,199 shares of Common Stock (representing 50.40% of the issued and outstanding shares of Common Stock). The written consent adopted resolutions approving an amendment to the Company’s articles of incorporation to increase the authorized number of common stock to 3,000,000,000 shares.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON NOVEMBER 24, 2015 ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION. STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTION. AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST 20 DAYS AFTER THE MAILING OF THIS INFORMATION STATEMENT.

The Company’s board of directors is not soliciting your proxy. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended. The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Timothy Armes
Timothy Armes
Chief Executive Officer and
Principal Financial Officer

December 8, 2015

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MEDCAREERS GROUP, INC.

758 E Bethel School Road

Coppell, Texas 75019

INFORMATION STATEMENT

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on November 24, 2015 of MedCareers Group, Inc., a Nevada corporation (the “Company”), with respect to certain corporate actions of the Company. This Information Statement is first being mailed or furnished to the stockholders of the Company on or about December 18, 2015

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify stockholders of the Company, as of the close of business on November 24, 2015 (the “Record Date”), of the corporate actions expected to be taken pursuant to the written consent of a principal stockholder of the Company. A number of Shareholders holding greater than fifty percent (50%) of the Company’s Common Stock has approved an amendment to the Company’s articles of incorporation to increase the number of shares of common capital stock authorized from 850,000,000 shares to 3,000,000,000 (the “Action”). In order to eliminate the costs and management time involve in holding a special meeting, and in order to effect the corporate action as soon as possible, the Company decided to proceed with the corporate action by obtaining the written consent of a stockholder holding a majority of the voting power of the Company, in accordance with Nevada Law.

Who is entitled to notice?

All holders of shares of Common Stock of record on the close of business on the Record Date are entitled to notice of the Action.

On what corporate matters did the principal stockholders vote?

A total of 7 holders, who hold 50.40% of the total issued and outstanding voting capital stock of the Company on the Record Date, holds a majority of the issued and outstanding voting capital stock required to vote on the Action. The stockholder has voted for the following:

•	For the increase of authorized common stock from 850,000,000 shares to 3,000,000,000.

What vote is required to approve the Action?

In order to amend the articles of incorporation of the Company to amend the articles of incorporation, the affirmative vote of a majority of the voting capital stock is required. On November 24, 2015, 7 stockholders of the Company voted in favor of the Action. Under Nevada Revised Statutes 78.320, generally, as amended, and in accordance with the Bylaws of the Company, all activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders. Because the total of 7 shareholders are entitled to cast a vote representing 234,195,199 shares of Common Stock (which shares are equal to 50.40% of the total issued and outstanding voting capital stock of the Company on the Record Date), no action by the minority stockholders in connection with the Action is required.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of the Company’s executive officers, directors and director designees, and (iii) the Company’s executive officers, directors and director designees as a group.

Name of Beneficial Owner	Number of Shares	Percentage of Ownership
Timothy G. Armes (Sole Director and Officer)	129,618,724	27.89%
Union Capital, LLC	24,792,000	5.33%
Larry Glenn, Jr.	29,725,707	6.40%
Charles Hickle	24,113,768	5.19%
All Directors, Officers and Principal Stockholders as a Group	208,250,199	44.81%

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ACTION

AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO

INCREASE THE AUTHORIZED NUMBER OF COMMON SHARES.

On November 24, 2015, the Company’s board of directors adopted a resolution declaring it advisable to amend the Company’s articles of incorporation to increase the authorized common capital stock of the Company from 850,000,000 to 3,000,000,000. On November 24, 2015, the Company received a written consent in lieu of a meeting of stockholders from 7 holders of 234,195,199 shares of Common Stock (representing 50.40% of the issued and outstanding shares of Common Stock) approving the Action. A copy of the Articles of Amendment are attached as Appendix A hereto.

Purpose of the Action

The purpose of the increase in common stock is to increase the number of shares of our common stock available for issuance to potential investors and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which our board of directors may determine is in the best interest of the Company and our stockholder to issue shares of common stock.

The Company currently has 850,000,000 shares of common stock authorized, of which 464,759,640 were issued and outstanding as of the date of the written consent. In addition, due to prior agreements with investors, approximately 350,000,000 shares are reserved by our transfer agent. As a result, only 35,240,360 shares were available for issuance for new investments. At the time of the written consent, our stock price around $0.0005. Thus, if we sold securities at market price, we would be limited to approximately $17,000.00 in any potential equity based financing. We believe increasing our authorized common stock will allow us attract new equity investors and provide more options for potential investors. Although the Company currently does not have any plans, proposals or arrangements, written or otherwise, to issue any of the newly available shares of common stock for any purpose, including future acquisitions and/or financings, we have spoken with interested parties in future investments in the form of debt securities.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders, but may have a dilutive effect our existing stockholders if additional shares are issued.

We are not increasing our authorized common stock to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional common shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, we have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

Effective Date of the Amendment

The Articles of Amendment of the Company will become effective upon the filing of the certificate of amendment to the Company’s articles of incorporation with Secretary of State of the State of Nevada. Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Action may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company.

Dilution and Effect of Action on Shareholder Rights

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The general effect upon the rights of the existing security holders as a result of the increase of authorized stock will not have any overall dilution of the Company’s stock, however, the inherent effects that increasing the Company’s outstanding common stock has on shareholder value based on the dilutive impact of the additional authorized shares. The Company has no specific plans to issue shares of common stock beyond the Corporate Actions referenced herein. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. If the Board of Directors deems it to be in the best interests of the Company and the stockholders of the Company to issue additional shares of common stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

Dissenters’ Right of Appraisal

Under Nevada law and the Company’s articles of incorporation and bylaws, no stockholder has any right to dissent to the forward split, and no stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to the Action.

No Meeting of Stockholders Required

The Company is not soliciting any votes with regard to the Action. The principal stockholders that have consented to the Action hold a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the Action.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL

PERSONS

None.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED

UPON

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company. No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”). These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws. You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders. The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 758 E Bethel School Road, Coppell, Texas 75019. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Timothy Armes
Timothy Armes
Chief Executive Officer and
Principal Financial Officer

November 25, 2015

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APPENDIX A

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant

to NRS 78.385 and 78.390 - After Issuance of Stock)

The corporation organized and existing under and by virtue of the laws of the state of Nevada does hereby certify:

FIRST: That at a meeting of the Board of Directors of MedCareers Group, Inc.

RESOLVED, that the Certificate of Incorporation of this corporation be amended changing the Article thereof, as amended, said Articles shall be read and be amended as follows for those Articles referenced below:

Article IV.

The number of shares authorized by the corporation shall be 3,000,000,000 common shares, par value $0.001 per share.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with the laws of the State of Nevada at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 50.40%.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ____ day of December ___, 2015.

By: /s/ Timothy Armes
Timothy Armes
Chief Executive Officer and
Principal Financial Officer

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